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                                                                       CONFORMED

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.   20549


                               ________________


                                   FORM 8-K

                               ________________



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 4, 2000 .
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                                   ATLANTIC RICHFIELD COMPANY
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



              1-1196                                  23-0371610
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      (Commission File Number)              (IRS Employer Identification No.)



333 South Hope Street, Los Angeles, California                90071
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  (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (213) 486-3511  .
                                                   ------------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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On February 4, 2000 the Federal Trade Commission ("FTC") filed a complaint in
U.S. District Court for the Northern District of California, No. C 00 0416 SI, seeking a preliminary injunction to prevent closing of the combination between Atlantic Richfield Company ("ARCO") and BP Amoco plc. The FTC had determined to challenge the combination in a 3 to 2 vote on February 2, 2000. The suit alleges that the transaction would violate section 7 of the Clayton Act by substantially lessening competition in three areas: production and sale of Alaska North Slope crude oil to West Coast refineries; bidding for rights to explore for oil and gas resources on the Alaska North Slope; and increased concentration and loss of competition in pipeline and oil storage in and into Cushing, Oklahoma with effects on trading in light sweet crude oil futures.
ARCO and BP Amoco have not yet responded to the complaint but have agreed not to close the transaction until the parties have had an opportunity to appear in court to seek an expedited schedule for a preliminary injunction hearing. In a related development, the Attorneys General for the States of California, Oregon and Washington have also filed in the same court an action challenging the combination on the first two grounds discussed above. The States' lawsuit will likely be consolidated with the FTC suit.

ARCO believes that it has substantial and meritorious defenses to the suit and expects ultimately to be able to proceed with completing the combination with BP Amoco. However, there can be no assurance that the companies will prevail in the legal proceeding or that an expedited schedule and early result can be obtained. ARCO and BP Amoco continue to remain ready to discuss possible settlement with the FTC.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ATLANTIC RICHFIELD COMPANY


                                       /s/ Allan L. Comstock
                                       ________________________________
                                       Allan L. Comstock
                                       Vice President and Controller


Dated:  February 9, 2000

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